UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 18, 2005

Date of Earliest Event Reported: January 11, 2005

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3157 (Commission File Number)	13-0872805 (IRS Employer Identification No.)

400 Atlantic Street
Stamford, Connecticut 06921
(Address and zip code of principal executive offices)

203-541-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 RETIREMENT OF DIRECTOR

        On January 11, 2005, Robert J. Eaton announced his retirement from International Paper Company's Board of Directors effective February 9, 2005.

        Mr. Eaton has been a member of the Board of Directors since January 10, 1995.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2005	INTERNATIONAL PAPER COMPANY (Registrant)

	By:	/s/ Andrea L. Dulberg

	Name:	Andrea L. Dulberg
	Title:	Assistant Secretary